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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report: September 4, 2001
                        (Date of earliest event reported)



                        LANDAMERICA FINANCIAL GROUP, INC.
             (Exact Name of Registrant as Specified in its Charter)



          Virginia                       1-13990                  54-1589611
(State or Other Jurisdiction     (Commission File Number)       (IRS Employer
      of Incorporation)                                      Identification No.)


           101 Gateway Centre Parkway
               Richmond, Virginia                                 23235-5153
    (Address of Principal Executive Offices)                      (Zip Code)


               Registrant's telephone number, including area code:
                                 (804) 267-8000


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Item 5.      Other Events.

         The press release issued by the Registrant on September 4, 2001 and attached hereto as an exhibit is incorporated herein by reference.

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.

       (c)   Exhibits.

             99.1   Press release issued by the Registrant on September 4, 2001.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   LANDAMERICA FINANCIAL GROUP, INC.
                                   (Registrant)



Date:  September 4, 2001           By: /s/ Russell W. Jordan, III
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                                       Russell W. Jordan, III
                                       Senior Vice President and General Counsel

                                  Exhibit Index
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Exhibit
Number                              Document
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 99.1        Press release issued by the Registrant on September 4, 2001.